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                                                                    EXHIBIT 99.4

05/99                                                                     Page 1


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:                  $            2,820,943,156.54
Beginning of the Month Finance Charge Receivables:             $              125,840,699.72
Beginning of the Month Discounted Receivables:                 $                        0.00
Beginning of the Month Total Receivables:                      $            2,946,783,856.26


Removed Principal Receivables:                                 $                        0.00
Removed Finance Charge Receivables:                            $                        0.00
Removed Total Receivables:                                     $                        0.00


Additional Principal Receivables:                              $                        0.00
Additional Finance Charge Receivables:                         $                        0.00
Additional Total Receivables:                                  $                        0.00


Discounted Receivables Generated this Period:                  $                        0.00


End of the Month Principal Receivables:                        $            2,775,718,774.20
End of the Month Finance Charge Receivables:                   $              131,434,056.52
End of the Month Discounted Receivables:                       $                        0.00
End of the Month Total Receivables:                            $            2,907,152,830.72


Special Funding Account Balance                                $                        0.00
Aggregate Invested Amount (all Master Trust Series)            $            2,330,000,000.00
End of the Month Transferor Amount                             $              445,718,774.20
End of the Month Transferor Percentage                                                16.06%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                          RECEIVABLES

       30-59 Days Delinquent                                   $               64,403,536.46
       60-89 Days Delinquent                                   $               48,059,530.68
       90+ Days Delinquent                                     $               97,880,913.57

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05/99                                                                     Page 2


       Total 30+ Days Delinquent                               $              210,343,980.71
       Delinquent Percentage                                                           7.24%

Defaulted Accounts During the Month                            $               22,278,961.96
Annualized Default Percentage                                                          9.48%

Principal Collections                                                         394,955,543.48
Principal Payment Rate                                                                14.00%

Total Payment Rate                                                                    14.96%


INVESTED AMOUNTS


       Class A Initial Invested Amount                         $              322,000,000.00
       Class B Initial Invested Amount                         $               28,000,000.00

INITIAL INVESTED AMOUNT                                        $              350,000,000.00

       Class A Invested Amount                                 $              368,000,000.00
       Class B Invested Amount                                 $               32,000,000.00

INVESTED AMOUNT                                                $              400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                        14.18%
PRINCIPAL ALLOCATION PERCENTAGE                                                       14.18%


MONTHLY SERVICING FEE                                          $                  666,666.66

INVESTOR DEFAULT AMOUNT                                        $                3,159,156.81


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                           92.00%

       Class A Finance Charge Collections                      $                6,427,939.22
       Other Amounts                                           $                        0.00

TOTAL CLASS A AVAILABLE FUNDS                                  $                6,427,939.22

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05/99                                                                     Page 3


       Class A Monthly Interest                              $                  1,530,394.44
       Class A Servicing Fee                                 $                    613,333.33
       Class A Investor Default Amount                       $                  2,906,424.27

TOTAL CLASS A EXCESS SPREAD                                  $                  1,377,787.18


REQUIRED AMOUNT                                              $                          0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                            8.00%

       Class B Finance Charge Collections                    $                    558,951.23
       Other Amounts                                         $                          0.00

TOTAL CLASS B AVAILABLE FUNDS                                $                    558,951.23


       Class B Monthly Interest                              $                    136,300.00
       Class B Servicing Fee                                 $                     53,333.33


TOTAL CLASS B EXCESS SPREAD                                  $                    369,317.90


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                            $                1,747,105.08


       Excess Spread Applied to Required Amount                $                        0.00

       Excess Spread Applied to Class A Investor               $                        0.00
       Charge Offs

       Excess Spread Applied to Class B                        $                  252,732.54
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of                  $                        0.00
       Class B Invested Amount

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05/99                                                                     Page 4


       Excess Spread Applied to Monthly Cash                   $                   27,066.67
       Collateral Fee

       Excess Spread Applied to Cash Collateral                $                        0.00
       Account

       Excess Spread Applied to other amounts owed             $                        0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                    $                1,467,305.87


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                              $                5,609,279.15


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                 $                        0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to            $                        0.00
       Required Amount

       Excess Finance Charge Collections Applied to            $                        0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to            $                        0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to            $                        0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to            $                        0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to            $                        0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to            $                        0.00
       other amounts owed Cash Collateral Depositor

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05/99                                                                     Page 5



YIELD AND BASE RATE --

       Base Rate (Current Month)                                                       7.17%
       Base Rate (Prior Month)                                                         7.20%
       Base Rate (Two Months Ago)                                                      7.21%

THREE MONTH AVERAGE BASE RATE                                                          7.19%

       Portfolio Yield (Current Month)                                                11.48%
       Portfolio Yield (Prior Month)                                                  11.42%
       Portfolio Yield (Two Months Ago)                                               14.43%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                   12.44%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                          92.00%

       Class A Principal Collections                           $               51,524,320.40

CLASS B PRINCIPAL PERCENTAGE                                                           8.00%

       Class B Principal Collections                           $                4,480,375.68

TOTAL PRINCIPAL COLLECTIONS                                    $               56,004,696.08

REALLOCATED PRINCIPAL COLLECTIONS                              $
                                                               $                        0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER              $                        0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                          $                        0.00
       Deficit Controlled Amortization Amount                  $                        0.00

CONTROLLED DEPOSIT AMOUNT                                      $                        0.00

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05/99                                                                     Page 6



CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                          $                        0.00
       Deficit Controlled Accumulation Amount                  $                        0.00

CONTROLLED DEPOSIT AMOUNT                                      $                        0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL            $               56,004,696.08
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                   $                        0.00

CLASS B INVESTOR CHARGE OFFS                                   $                        0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                        $                        0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                        $                        0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                         $               52,000,000.00
       Available Cash Collateral Amount                        $               52,000,000.00



TOTAL DRAW AMOUNT                                              $                        0.00
CASH COLLATERAL ACCOUNT SURPLUS                                $                        0.00

                                       First USA Bank, NA
                                       as Servicer


                                       By:  /s/ TRACIE KLEIN
                                          ------------------------------
                                             Tracie H. Klein
                                             First Vice President